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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2003

EPIX MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-21863	04-3030815
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
71 Rogers Street Cambridge, Massachusetts 02142 (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (617) 250-6000

Item 5. Other Events.

        On March 7, 2003, the Company announced that data from its second pivotal Phase III MS-325 clinical trial in patients with suspected vascular disease in the aortoiliac region were presented at the 2003 European Congress of Radiology Annual Scientific Session. The results of the trial demonstrated the potential clinical utility of MS-325-enhanced magnetic resonance angiography images in detecting vascular disease.

        The press release announcing data from the Company's second pivotal Phase III MS-325 clinical trial is filed as an exhibit to this Form 8-K, and is incorporated by reference into this Item 5. The foregoing description of such document and the enrollment results contemplated therein is qualified in its entirety by reference to such exhibit.

Item 7. Financial Statements and Exhibits.

  (c)
  Exhibits

  99.1
  Press Release of the Company dated March 7, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EPIX MEDICAL, INC. (Registrant)
Date: March 10, 2003
/s/ PEYTON J. MARSHALL Peyton J. Marshall Senior Vice-President, Finance and Administration, Chief Financial Officer

2

Exhibit Index

Exhibit Number	Description
99.1	Press Release of the Company dated March 7, 2003

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SIGNATURES
Exhibit Index